INVESTMENT PERFORMANCE -- EV MARATHON EMERGING MARKETS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from November 30, 1994 through December 31, 1996 and for the 1 year period ended
December 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 12/31/96    ON 12/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              11/30/94      $1,291.36      $1,251.36      29.14%      13.01%        25.14%      11.32%

1 YEAR ENDED
12/31/96          12/31/95      $1,284.92      $1,234.92      28.49%      28.49%        23.49%      23.49%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EV TRADITIONAL EMERGING MARKETS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from November 30, 1994 through December 31, 1996 and for the 1 year period ended
December 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 12/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              11/30/94      $952.38        $1,254.31      31.70%      14.08%        25.43%      11.45%

1 YEAR ENDED
12/31/96          12/31/95      $952.73        $1,220.60      28.12%      28.12%        22.06%      22.06%




Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

INVESTMENT PERFORMANCE -- EV MARATHON GREATER INDIA FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 2, 1994 through December 31, 1996 and for the 1 year period ended
December 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 12/31/96    ON 12/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              05/02/94      $591.00        $567.36        -40.90%     -17.88%       -43.26%     -19.13%

1 YEAR ENDED
12/31/96          12/31/95      $902.29        $857.18        -9.77%      -9.77%        -14.28%     -14.28%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EV TRADITIONAL GREATER INDIA FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 2, 1994 through December 31, 1996 and for the 1 year period ended
December 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 12/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              05/02/94      $952.38        $577.14        -39.40%     -17.11%       -42.29%     -18.61%

1 YEAR ENDED
12/31/96          12/31/95      $952.11        $879.54        -7.62%      -7.62%        -12.05%     -12.05%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

INVESTMENT PERFORMANCE -- EV CLASSIC INVESTORS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1996.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 12/31/96    ON 12/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/96          12/31/86      $2,805.06      $2,805.06      180.51%     10.86%        180.51%     10.86%

5 YEARS ENDED
12/31/96          12/31/91      $1,621.27      $1,621.27      62.13%      10.15%        62.13%      10.15%

1 YEAR ENDED
12/31/96          12/31/95      $1,114.96      $1,104.96      11.50%      11.50%        10.50%      10.50%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EV MARATHON INVESTORS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1996.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 12/31/96    ON 12/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/96          12/31/86      $2,861.45      $2,861.45      186.15%     11.09%        186.15%     11.09%

5 YEARS ENDED
12/31/96          12/31/91      $1,653.86      $1,633.86      65.39%      10.59%        63.39%      10.32%

1 YEAR ENDED
12/31/96          12/31/95      $1,125.53      $1,075.53      12.55%      12.55%        7.55%       7.55%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EV TRADITIONAL INVESTORS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1996.




                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 12/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/96          12/31/86      $952.62        $2,822.03      196.24%     11.47%        182.20%     10.93%

5 YEARS ENDED
12/31/96          12/31/91      $952.85        $1,631.52      71.23%      11.36%        63.15%      10.28%

1 YEAR ENDED
12/31/96          12/31/95      $952.10        $1,081.71      13.61%      13.61%        8.17%       8.17%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

           INVESTMENT PERFORMANCE -- EV CLASSIC SPECIAL EQUITIES FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1996.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 12/31/96    ON 12/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/96          12/31/86      $3,027.35      $3,027.35      202.74%     11.71%        202.74%     11.71%

5 YEARS ENDED
12/31/96          12/31/91      $1,338.80      $1,338.80       33.88%      6.01%         33.88%      6.01%

1 YEAR ENDED
12/31/96          12/31/95      $1,198.95      $1,188.95       19.90%     19.90%         18.90%     18.90%


Average annual total return is calculated using the following formula:

                                n
                          P(1+T)  =  ERV

            where    P     =  an initial investment of $1,000
                     T     =  average annual total return
                     n     =  number of years
                     ERV   =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                          T = (ERV / P) - 1

            where    T     =  cumulative total return including the maximum sales charge
                     ERV   =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                     P     =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

          INVESTMENT PERFORMANCE -- EV MARATHON SPECIAL EQUITIES FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1996.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 12/31/96    ON 12/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/96          12/31/86      $2,987.28      $2,987.28      198.73%     11.56%        198.73%     11.56%

5 YEARS ENDED
12/31/96          12/31/91      $1,321.07      $1,301.07       32.11%      5.73%         30.11%      5.40%

1 YEAR ENDED
12/31/96          12/31/95      $1,200.24      $1,150.24       20.02%     20.02%         15.02%     15.02%


Average annual total return is calculated using the following formula:

                                n
                          P(1+T)  =  ERV

            where    P      =  an initial investment of $1,000
                     T      =  average annual total return
                     n      =  number of years
                     ERV    =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                           T = (ERV / P) - 1

            where    T     =  cumulative total return including the maximum sales charge
                     ERV   =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                     P     =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

         INVESTMENT PERFORMANCE -- EV TRADITIONAL SPECIAL EQUITIES FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1996.




                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 12/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/96          12/31/86      $952.80        $3,087.84      224.08%     12.48%        208.78%     11.94%

5 YEARS ENDED
12/31/96          12/31/91      $952.95        $1,365.78       43.32%      7.46%         36.58%      6.43%

1 YEAR ENDED
12/31/96          12/31/95      $952.27        $1,178.53       23.76%     23.76%         17.85%     17.85%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where    P     =  an initial investment of $1,000 **
                     T     =  average annual total return
                     n     =  number of years
                     ERV   =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = (ERV / P) - 1

            where    T     =  cumulative total return including the maximum sales charge
                     ERV   =  ending redeemable value of $1,000 initial investment at the end of the period
                     P     =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

INVESTMENT PERFORMANCE -- EV CLASSIC STOCK FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1996.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 12/31/96    ON 12/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/96          12/31/86      $2,982.44      $2,982.44      198.24%     11.55%        198.24%     11.55%

5 YEARS ENDED
12/31/96          12/31/91      $1,614.27      $1,614.27      61.43%      10.05%        61.43%      10.05%

1 YEAR ENDED
12/31/96          12/31/95      $1,172.87      $1,162.87      17.29%      17.29%        16.29%      16.29%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EV MARATHON STOCK FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1996.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 12/31/96    ON 12/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/96          12/31/86      $3,022.60      $3,022.60      202.26%     11.70%        202.26%     11.70%

5 YEARS ENDED
12/31/96          12/31/91      $1,636.02      $1,616.02      63.60%      10.35%        61.60%      10.08%

1 YEAR ENDED
12/31/96          12/31/95      $1,187.12      $1,137.12      18.71%      18.71%        13.71%      13.71%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.


INVESTMENT PERFORMANCE -- EV TRADITIONAL STOCK FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1996.




                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 12/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/96          12/31/86      $952.68        $3,000.39      214.94%     12.16%        200.04%     11.61%

5 YEARS ENDED
12/31/96          12/31/91      $952.48        $1,623.67      70.46%      11.26%        62.37%      10.18%

1 YEAR ENDED
12/31/96          12/31/95      $952.24        $1,144.59      20.20%      20.20%        14.46%      14.46%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

INVESTMENT PERFORMANCE -- EV CLASSIC TOTAL RETURN FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1996.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 12/31/96    ON 12/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/96          12/31/86      $2,210.08      $2,210.08      121.01%     8.25%         121.01%     8.25%

5 YEARS ENDED
12/31/96          12/31/91      $1,419.62      $1,419.62      41.96%      7.26%         41.96%      7.26%

1 YEAR ENDED
12/31/96          12/31/95      $1,049.87      $1,039.87      4.99%       4.99%         3.99%       3.99%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                          EV CLASSIC TOTAL RETURN FUND
                              CALCULATION OF YIELD



                    For the 30 days ended 12/31/96:

                            Interest Income Earned:            $18,235
Plus                        Dividend Income Earned:
                                                            ----------
Equal                                 Gross Income:            $18,235

Minus                                     Expenses:             $9,304
                                                            ----------
Equal                        Net Investment Income:             $8,931

Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:            497,899
                                                            ----------
Equal       Net Investment Income Earned Per Share:            $0.0179

         Maximum Offering Price Per Share 12/31/96:             $10.22

                                     30 Day Yield*:               2.12%

*  Yield is calculated on a bond equivalent rate as follows:
                              6
    2[(($0.0179/$10.22)+1) -1]

INVESTMENT PERFORMANCE -- EV MARATHON TOTAL RETURN FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1996.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 12/31/96    ON 12/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/96          12/31/86      $2,237.28      $2,237.28      123.73%     8.39%         123.73%     8.39%

5 YEARS ENDED
12/31/96          12/31/91      $1,437.05      $1,417.05      43.70%      7.52%         41.70%      7.22%

1 YEAR ENDED
12/31/96          12/31/95      $1,059.69      $1,009.69      5.97%       5.97%         0.97%       0.97%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                          EV MARATHON TOTAL RETURN FUND
                              CALCULATION OF YIELD


                    For the 30 days ended 12/31/96:

                            Interest Income Earned:           $183,169
Plus                        Dividend Income Earned:
                                                            ----------
Equal                                 Gross Income:           $183,169

Minus                                     Expenses:            $82,818
                                                            ----------
Equal                        Net Investment Income:           $100,351

Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:          5,010,614
                                                            ----------
Equal       Net Investment Income Earned Per Share:            $0.0200

         Maximum Offering Price Per Share 12/31/96:             $10.10

                                     30 Day Yield*:               2.39%

*  Yield is calculated on a bond equivalent rate as follows:
                              6
    2[(($0.0200/$10.10)+1) -1]

INVESTMENT PERFORMANCE -- EV TRADITIONAL TOTAL RETURN FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1996.




                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 12/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/96          12/31/86      $952.72        $2,072.17      117.51%     8.08%         107.22%     7.56%

5 YEARS ENDED
12/31/96          12/31/91      $952.15        $1,330.22      39.72%      6.92%         33.02%      5.87%

1 YEAR ENDED
12/31/96          12/31/95      $952.03        $1,018.65      7.00%       7.00%         1.86%       1.86%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                        EV TRADITIONAL TOTAL RETURN FUND
                              CALCULATION OF YIELD



                    For the 30 days ended 12/31/96:

                            Interest Income Earned:         $1,468,323
Plus                        Dividend Income Earned:
                                                            ----------
Equal                                 Gross Income:         $1,468,323

Minus                                     Expenses:           $412,349
                                                            ----------
Equal                        Net Investment Income:         $1,055,974

Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         44,199,292
                                                            ----------
Equal       Net Investment Income Earned Per Share:            $0.0239

         Maximum Offering Price Per Share 12/31/96:              $9.21

                                     30 Day Yield*:               3.13%

*  Yield is calculated on a bond equivalent rate as follows:
                             6
    2[(($0.0239/$9.21)+1) -1]